UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2025

MARTIN MARIETTA MATERIALS, INC.
(Exact name of Registrant as Specified in Its Charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4123 Parklake Ave
Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 781-4550
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	MLM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 3, 2025, Martin Marietta Materials, Inc. (the “Company”) will present its five-year Strategic Operating Analysis and Review plan (“SOAR 2030”) at the Martin Marietta Capital Markets Day 2025. A copy of the slide presentation to be used at the conference is furnished as Exhibit 99.1 to this report and is incorporated by reference herein. The slide presentation may be used by the Company in various other presentations to investors.

Investors are cautioned that all statements in this report and the presentation that relate to the future involve risks and uncertainties and are based on assumptions that the Company believes in good faith are reasonable, but which may be materially different from actual results. These statements, which are forward-looking statements under the Private Securities Litigation Reform Act of 1995, provide the investor with the Company’s current expectations or forecasts of future events. You can identify these statements by the fact that they do not relate only to historical or current facts. They may use words such as “guidance”, “anticipate”, “may”, “expect”, “should”, “believe”, “will”, and other words of similar meaning in connection with future events or future operating or financial performance. Any, or all of, the Company’s forward-looking statements herein and in other publications may turn out to be wrong.

Financial results and trends described in the presentation may not necessarily be indicative of the Company’s future performance. The Company’s outlook is subject to various risks and uncertainties and is based on assumptions that the Company believes in good faith are reasonable, but which may be materially different from actual results. Factors that the Company currently believes could cause actual results to differ materially from the forward-looking statements in the presentation (including the outlook, 2025 Guidance, and statements relating to SOAR 2030) include, but are not limited to: the ability of the Company to face challenges, including shipment declines resulting from economic and weather events beyond the Company’s control; a widespread decline in aggregates pricing, including a decline in aggregates shipment volume negatively affecting aggregates price; the tendency of cement and ready mixed concrete sales being subject to significant changes in supply, demand and price fluctuations; the termination, capping and/or reduction or suspension of the federal and/or state fuel tax(es) or other revenue related to public construction; the impact of the new Administration on the amount available under and timing of federal and state infrastructure spending; the level and timing of federal, state or local transportation or infrastructure or public projects funding and any issues arising from such federal and state budgets, most particularly in Texas, North Carolina, Colorado, California, Georgia, Florida, Minnesota, Arizona, South Carolina and Iowa; the United States Congress' inability to reach agreement among themselves or with the Executive Branch on policy issues that impact the federal budget; the ability of states and/or other entities to finance approved projects either with tax revenues or alternative financing structures; levels of construction spending in the markets the Company serves; a reduction in defense spending and the subsequent impact on construction activity on or near military bases; a decline in energy-related construction activity resulting from a sustained period of low global oil prices or changes in oil production patterns or capital spending in response to such a decline, particularly in Texas; sustained high mortgage interest rates and other factors that have resulted in a slowdown in private construction in some geographies; unfavorable weather conditions, particularly Atlantic Ocean, Pacific Ocean and Gulf Coast storm and hurricane activity, wildfires, the late start to spring or the early onset of winter and the impact of a drought, excessive rainfall or extreme temperatures in the markets served by the Company, any of which can significantly affect production schedules, volumes, product and/or geographic mix and profitability; the volatility of fuel and energy costs, particularly diesel fuel, electricity, natural gas and the impact on the cost, or the availability generally, of other consumables, namely steel, explosives, tires and conveyor belts, and with respect to the Company’s Specialties business, natural gas; costs of raw materials, including bitumen; continued increases in the cost of other repair and supply parts; construction labor shortages and/or supply chain challenges; labor relations risks, including unionization efforts, work stoppages or strikes, particularly in jurisdictions with increasing labor advocacy and evolving labor law frameworks; workforce demographics-related risks, including difficulty recruiting and retaining skilled employees, particularly for physically demanding roles in rural or less-populated markets; unexpected equipment failures, unscheduled maintenance, industrial accident or other prolonged and/or significant disruption to production facilities; the resiliency and potential declines of the Company’s various construction end-use markets; the potential negative impacts of outbreak of disease, epidemic or pandemic, or similar public health threat, or fear of such event, and its related economic or societal response, including any impact on the Company's suppliers, customers or other business partners as well as on its employees; the performance of the United States economy; governmental regulation, including environmental laws and climate change regulations at both the state and federal levels; future implementation of emissions-based taxes or carbon-pricing schemes and/or more stringent state or federal climate-related regulatory requirements that may materially increase cement operating costs or restrict cement production capacity; difficulty in securing timely land use approvals or environmental permits for development, expansion, or ongoing operations in the face of potentially shifting public and regulatory expectations; the outcome of environmental or land use-related proceedings, or increased costs associated with regulatory obligations linked to resource extraction, including site reclamation; transportation availability or a sustained reduction in capital investment by the railroads, notably the availability of railcars, locomotive power and the condition of rail infrastructure to move trains to supply the Company’s Texas, Southeast and Gulf Coast markets, including the movement of essential dolomitic lime for magnesia chemicals to the Company’s plant in Manistee, Michigan and its customers; increased transportation costs, including increases from higher or fluctuating passed-through energy costs or fuel surcharges, and other costs to comply with tightening regulations, as well as higher volumes of rail and water shipments; availability of trucks and licensed drivers for transport of the Company’s materials; availability and cost of construction equipment in the United States; weakening in the steel industry markets served by the Company’s dolomitic lime products; potential impact on costs, supply chain, oil and gas prices, or other matters relating to geopolitical conflicts, including the war between Russia and Ukraine, the war in Israel and related conflict in the Middle East and any potential conflict between China and Taiwan; trade disputes with one or more nations impacting the U.S. economy, including the impact of tariffs; unplanned changes in costs or realignment of customers that introduce volatility to earnings, including that of the Specialties business; proper functioning of information technology and automated operating systems to manage or support operations; risks associated with third-party technology vendors, including exposure to cybersecurity vulnerabilities or service outages due to reliance on external software platforms or IT infrastructure; inflation and its effect on both production and interest costs; the concentration of customers in construction markets and the increased risk of potential losses on customer receivables; the impact of the level of demand in the Company’s end-use markets, production levels and management of production costs on the operating leverage and therefore profitability of the Company; the possibility that the expected synergies from acquisitions and divestitures will not be realized or will not be realized within the expected time period, including achieving anticipated profitability to maintain compliance with the Company’s leverage ratio debt covenants; the strategic benefits, outlook, performance and opportunities expected as a result of acquisitions and portfolio optimization will not be realized; risks related to executive succession planning, retention and development of leadership talent critical to strategic execution, including potential adverse effects in the event of unexpected transitions or departures; changes in tax laws, the interpretation of such laws and/or administrative practices, including acquisitions or divestitures, that would increase the Company’s tax rate; violation of the Company’s debt covenants if price and/or volumes return to previous levels of instability; cybersecurity risks; downward pressure on the Company’s common stock price and its impact on goodwill impairment evaluations; the possibility of a reduction of the Company’s credit rating to non-investment grade; and other risk factors listed from time to time found in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”).

Statements regarding the pending exchange transaction with Quikrete Holdings, Inc. contain forward-looking statements that are subject to risks and uncertainties. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results may differ materially from those expressed or implied due to various factors including, but not limited to: the ability to obtain regulatory approvals, satisfy closing conditions, transaction costs, integration challenges, market conditions, the impact of the pending transaction on the Company’s stakeholders, and other risks described in the Company’s SEC filings.

You should consider these forward-looking statements in light of risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and other periodic filings made with the SEC. All of the Company’s forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to the Company or that it considers immaterial could affect the accuracy of its forward-looking statements or adversely affect or be material to the Company. The Company assumes no obligation to update any such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Martin Marietta Capital Markets Day 2025 Presentation dated September 3, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: September 3, 2025	By:	/s/ Michael J. Petro
Michael J. Petro,
Senior Vice President and Chief Financial Officer (Authorized Officer and Principal Financial Officer)